9. Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

The Company conducts transactions with its directors and executive officers, including companies in which they have beneficial interests, in the normal course of business. It is the policy of the Company that loan transactions with directors and officers are made on substantially the same terms as those prevailing at the time made for comparable loans to other persons. The following is a summary of activity for related party loans for 2018 and 2017:

(Dollars in thousands)
	2018	2017
Beginning balance	$3,679	4,503
New loans	8,030	5,879
Repayments	(8,517)	(6,703)
Ending balance	$3,192	3,679

At December 31, 2018 and 2017, the Company had deposit relationships with related parties of approximately $31.6 million and $26.6 million, respectively.

A director of the Company is an officer and partial owner of the construction company that renovated the Bank’s Corporate Center located at 518 West C Street, Newton, North Carolina during 2017. During 2017 the Company paid a total of approximately $2.6 million to this construction company for such renovation work. The Company did not make any payments to this construction company during 2018.

A director of the Company has a membership interest in a company that leases two branch facilities to the Bank. The Bank’s lease payments for these facilities totaled $230,000 and $215,000 during 2018 and 2017, respectively.